Quarterly Report
April 30, 2025
MFS®  Emerging Markets
Equity Research Fund
EEM-Q3

Portfolio of Investments
4/30/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 100.4%
Alcoholic Beverages – 2.4%
China Resources Beer Holdings Co. Ltd.	9,500	$33,563
Kweichow Moutai Co. Ltd., “A”	200	42,601
		$76,164
Automotive – 4.5%
BYD Co. Ltd.	1,500	$71,600
Mahindra & Mahindra Ltd.	2,057	71,310
		$142,910
Biotechnology – 0.9%
Hugel, Inc. (a)	117	$30,083
Brokerage & Asset Managers – 1.5%
B3 S.A. - Brasil Bolsa Balcao	19,700	$46,827
Business Services – 2.3%
Infosys Ltd.	1,304	$23,154
Tata Consultancy Services Ltd.	1,235	50,487
		$73,641
Chemicals – 1.8%
UPL Ltd.	7,296	$57,852
Computer Software - Systems – 3.9%
EPAM Systems, Inc. (a)	239	$37,502
Globant S.A. (a)	77	9,053
Samsung Electronics Co. Ltd.	2,041	79,687
		$126,242
Construction – 4.1%
Anhui Conch Cement Co. Ltd.	13,500	$38,121
Midea Group Co. Ltd., “A”	3,800	38,519
Techtronic Industries Co. Ltd.	5,500	55,598
		$132,238
Consumer Products – 0.5%
Amorepacific Corp.	182	$15,927
Consumer Services – 1.3%
Localiza Rent a Car S.A.	3,688	$27,918
MakeMyTrip Ltd. (a)	144	15,094
		$43,012
Electronics – 14.6%
ASE Technology Holding Co. Ltd.	5,000	$21,183
Globalwafers Co. Ltd.	2,000	19,291
MediaTek, Inc.	1,000	42,210
Realtek Semiconductor Corp.	1,000	16,384
Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	369,071
		$468,139
Energy - Independent – 4.2%
PT United Tractors Tbk	28,600	$39,110
Reliance Industries Ltd.	5,741	95,475
		$134,585

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 2.2%
Galp Energia SGPS S.A., “B”	2,396	$37,121
Petroleo Brasileiro S.A., ADR	784	8,851
Petroleo Brasileiro S.A., ADR	778	8,216
Petronet LNG Ltd.	4,137	15,364
		$69,552
Engineering - Construction – 0.5%
Doosan Bobcat, Inc.	460	$15,856
Food & Beverages – 2.5%
Gruma S.A.B. de C.V.	2,507	$47,909
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	7,700	31,552
		$79,461
Food & Drug Stores – 3.4%
Jeronimo Martins, SGPS S.A.	1,520	$36,833
Raia Drogasil S.A.	5,559	19,434
Walmart de Mexico S.A.B. de C.V.	16,144	51,164
		$107,431
Gaming & Lodging – 0.4%
Sands China Ltd. (a)	7,600	$13,700
Insurance – 2.7%
AIA Group Ltd.	6,200	$46,446
Samsung Fire & Marine Insurance Co. Ltd.	147	38,728
		$85,174
Leisure & Toys – 8.3%
NetEase, Inc., ADR	413	$44,216
Tencent Holdings Ltd.	3,600	221,507
		$265,723
Machinery & Tools – 1.3%
Delta Electronics, Inc.	4,000	$41,710
Major Banks – 3.7%
Banco Bradesco S.A., ADR	20,047	$49,315
National Bank of Greece S.A.	6,659	70,111
		$119,426
Metals & Mining – 2.6%
Industries Qatar Q.S.C.	10,996	$37,932
Vale S.A., ADR	4,851	45,163
		$83,095
Natural Gas - Distribution – 1.4%
China Resources Gas Group Ltd.	16,200	$45,327
Other Banks & Diversified Financials – 18.5%
Bank of Cyprus Holdings PLC (a)	5,243	$33,855
China Construction Bank Corp.	87,000	71,569
China Merchants Bank Co. Ltd.	9,000	49,261
Credicorp Ltd.	222	44,886
Emirates NBD Bank PJSC	9,797	54,812
HDFC Bank Ltd.	5,207	118,644
Kasikornbank PLC	7,500	35,586
KB Financial Group, Inc.	882	55,967

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Kotak Mahindra Bank Ltd.	1,984	$51,855
PT Bank Negara Indonesia (Persero) Tbk	136,800	34,447
Saudi Awwal Bank	4,372	40,795
Sberbank of Russia PJSC (a)(u)	11,152	0
		$591,677
Pharmaceuticals – 0.8%
Sun Pharmaceutical Industries Ltd.	1,150	$24,941
Precious Metals & Minerals – 0.7%
Gold Fields Ltd., ADR	1,003	$22,608
Specialty Stores – 3.3%
Alibaba Group Holding Ltd., ADR	510	$60,910
PDD Holdings, Inc., ADR (a)	425	44,867
		$105,777
Telecom Services – 4.6%
Advanced Info Service Public Co. Ltd.	6,400	$56,518
Hellenic Telecommunications Organization S.A.	3,943	75,309
PT Telekom Indonesia	106,800	16,985
		$148,812
Tobacco – 1.2%
ITC Ltd.	7,811	$39,368
Utilities - Water – 0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo	400	$8,027
Total Common Stocks		$3,215,285
Mutual Funds (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 4.36% (v)	50,978	$50,978

Other Assets, Less Liabilities – (2.0)%		(62,676)
Net Assets – 100.0%		$3,203,587
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $50,978 and $3,215,285, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
4/30/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$793,613	$—	$—	$793,613
India	563,544	—	—	563,544
Taiwan	509,849	—	—	509,849
South Korea	236,248	—	—	236,248
Brazil	213,751	—	—	213,751
Greece	70,111	75,309	—	145,420
Hong Kong	115,744	—	—	115,744
Mexico	99,073	—	—	99,073
Thailand	35,586	56,518	—	92,104
Other Countries	371,985	73,954	0	445,939
Investment Companies	50,978	—	—	50,978
Total	$3,060,482	$205,781	$0	$3,266,263
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/24	$0
Realized gain (loss)	(59,893)
Change in unrealized appreciation or depreciation	77,135
Sales	(17,242)
Balance as of 4/30/25	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at April 30, 2025 is $0. At April 30, 2025, the fund held one level 3 security.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended April 30, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$66,958	$612,503	$628,475	$(1)	$(7)	$50,978
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,562	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of April 30, 2025, are as follows:
China	24.3%
India	17.2%
Taiwan	15.6%
South Korea	7.2%
Brazil	6.5%
Greece	4.5%
Hong Kong	3.5%
Mexico	3.0%
Thailand	2.8%
Other Countries	15.4%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.